UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 15, 2022

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 13, 2022, Bank First Corporation (the “Company”) held a special meeting of its shareholders (the “Special Meeting”).  Of the 7,583,386 shares of the Company’s common stock issued and outstanding at the close of business as of April 4, 2022, the record date for the Special Meeting, shareholders representing a majority of the votes entitled to be cast were present or represented by proxy at the Special Meeting, constituting a quorum for all matters to be presented at the Special Meeting.

Following is an overview of the two proposals that were submitted to the shareholders for approval (each of which proposals was described in greater detail in the definitive joint proxy statement/prospectus filed by the Company with the Securities Exchange Commission on April 26, 2022) and a tabulation of the votes with respect to each proposal.

Proposal 1

The shareholders approved the Agreement and Plan of Merger, dated January 18, 2022, by and between the Company and Denmark Bancshares, Inc. (“Denmark”), pursuant to which Denmark will merge with and into the Company (which we refer to as the “merger”), with the Company surviving the merger, and the issuance of the Company’s common stock, par value $0.01 per share, as merger consideration in connection with the merger (which we refer to as the “Bank First merger proposal”). The voting results on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,265,649	53,916	11,261	0

Proposal 2

The shareholders approved the motion to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Bank First merger proposal in the event there were not sufficient votes in favor of the Bank First merger proposal at the time of the Special Meeting. Although the vote on this proposal was taken, no motion to adjourn was made because the Bank First merger proposal had been approved. The voting results on this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,044,072	261,102	25,652	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: June 15, 2022	By:	/s/ Kevin LeMahieu
Kevin LeMahieu
Chief Financial Officer